                                                                    Exhibit 21.1

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
1-800-Collect, Inc.                                                     Delaware
3568695 Canada, Inc.                                                     Canada
ACS California, Inc.                                                    Delaware
Advantage Company Limited                                                Bermuda
ALD Communications, Inc.                                               California
AMI License Corp.                                                       Delaware
ANS Communications Europe Ltd.                                             UK
ANS France S.A.R.L.                                                      France
Applied Video Technologies, Inc.                                        Delaware
Atlantic Microsystems, Inc.                                             Delaware
B.T.C. Real Estate Investments, Inc.                                    Missouri
Baltimore Choice Television, Inc.                                       Delaware
Baltimore License II, Inc.                                              Delaware
Baltimore License, Inc.                                                 Delaware
Bartel, Inc.                                                             Alabama
BFC Communications, Inc.                                                 Nevada
Big Networks Australia P/L                                              Australia
Bittel Telecommunications Corporation                                  California
BLT Technologies, Inc.                                                 Washington
Brooks Fiber Communications of Arkansas, Inc.                           Delaware
Brooks Fiber Communications of Bakersfield, Inc.                        Delaware
Brooks Fiber Communications of Connecticut, Inc.                        Delaware
Brooks Fiber Communications of Fresno, Inc.                             Delaware
Brooks Fiber Communications of Idaho, Inc.                              Delaware
Brooks Fiber Communications of Massachusetts, Inc.                      Delaware
Brooks Fiber Communications of Michigan, Inc.                           Michigan
Brooks Fiber Communications of Minnesota, Inc.                          Delaware
Brooks Fiber Communications of Mississippi, Inc.                        Delaware
Brooks Fiber Communications of Missouri, Inc.                           Delaware
Brooks Fiber Communications of Nevada, Inc.                             Delaware
Brooks Fiber Communications of New England, Inc.                        Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
Brooks Fiber Communications of New Mexico, Inc.                         Delaware
Brooks Fiber Communications of New York, Inc.                           Delaware
Brooks Fiber Communications of Ohio, Inc.                               Delaware
Brooks Fiber Communications of Oklahoma, Inc.                           Delaware
Brooks Fiber Communications of Rhode Island, Inc.                       Delaware
Brooks Fiber Communications of Sacramento, Inc.                          Nevada
Brooks Fiber Communications of San Jose, Inc.                            Nevada
Brooks Fiber Communications of Stockton, Inc.                           Delaware
Brooks Fiber Communications of Tennessee, Inc.                          Delaware
Brooks Fiber Communications of Texas, Inc.                              Delaware
Brooks Fiber Communications of Tucson, Inc.                             Delaware
Brooks Fiber Communications of Tulsa, Inc.                              Delaware
Brooks Fiber Communications of Utah, Inc.                               Delaware
Brooks Fiber Communications of Virginia, Inc.                           Virginia
Brooks Fiber Communications-LD, Inc.                                     Nevada
Brooks Fiber Properties, Inc.                                           Delaware
BTC Finance Corp.                                                       Delaware
BTC Transportation Corporation                                          Delaware
Buffalo Choice Television, Inc.                                         Delaware
Buffalo License II, Inc.                                                Delaware
Buffalo License, Inc.                                                   Delaware
CAI CT Holdings Corp.                                                   Delaware
CAI Data Systems, Inc. (50%)                                            Delaware
CAI Development, Inc.                                                   Delaware
CAI Satellite Communications, Inc. (50%)                                Delaware
CAI Wireless Internet, Inc.                                             Delaware
CAI Wireless Systems, Inc.                                             Connecticut
CAI/AMI Spectrum Management, Inc.                                       Delaware
CC Wireless, Inc.                                                       Delaware
Chenango Associates, Inc.                                               New York
Chicago Fiber Optic Corporation                                         Illinois

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
CMIST Pty Limited                                                       Australia
CNS Information (S) Pte. Ltd.                                           Singapore
Com Systems, Inc.                                                      California
COM/NAV Realty Corp.                                                    Delaware
Commonwealth Choice Television, Inc.                                    Delaware
Commonwealth License II, Inc.                                           Delaware
Commonwealth License, Inc.                                              Delaware
Communications Transport, Inc.                                          Delaware
Compuplex Incorporated                                                    Ohio
Comunicaciones Racotec, S.A.                                           Costa Rica
Connecticut Choice Television, Inc.                                    Connecticut
Connecticut License II, Inc.                                            Delaware
Connecticut License, Inc.                                               Delaware
Corporacion ABC Internacional,S. de R.L. de C.V.                         Mexico
Cross Country Telecommunications, Inc.                                 New Jersey
Cross Country Wireless, Inc.                                            Delaware
CS Network Services, Inc.                                              California
CS Wireless Battle Creek, Inc.                                          Delaware
CS Wireless Systems, Inc. (94%)                                         Delaware
Cyber Publications P/L                                                  Australia
Darome Teleconferencing L.L.C.                                          Delaware
Debrant Limited                                                        New Zealand
E.L. Acquisition, Inc.                                                  Delaware
Eastern New England License II, Inc.                                    Delaware
Eastern New England License, Inc.                                       Delaware
Eastern New England TV, Inc.                                            Delaware
Embratel Participacoes S.A. (51.79%)                                     Brazil
Empresa Brasileira de Telecomunicacoes (98.75%)                          Brazil
ESAG Holdings Participacoes S.A.                                         Brazil
Fagem Electronica, S.A.                                                Costa Rica
Fibercom of Missouri, Inc.                                              Missouri

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
FiberNet Rochester, Inc.                                                Delaware
Fibernet, Inc.                                                          Delaware
Fox Court Nominees Limited                                                 UK
Gemini Submarine Cable System (UK) Limited                           United Kingdom
Gemini Submarine Cable System Limited (50%)                              Bermuda
Gemini Submarine Cable System, Inc.                                     Delaware
Greater Albany License II, Inc.                                         Delaware
Greater Albany License, Inc.                                            Delaware
Greater Albany Wireless Systems, Inc.                                   New York
Greensboro Choice Television, Inc.                                      Delaware
Greensboro License II, Inc.                                             Delaware
Greensboro License, Inc.                                                Delaware
Guimar Holdings S.A.                                                     Brazil
Gulf Coast Wireless, Inc.                                                 Texas
Hampton Roads License II, Inc.                                          Delaware
Hampton Roads License, Inc.                                             Delaware
Hampton Roads Wireless, Inc.                                            Delaware
Healan Communications, Inc.                                              Georgia
Housatonic Wireless, Inc.                                               New York
IDB Communications Group Limited                                     United Kingdom
IDB London Gateway Limited (50%)                                     United Kingdom
INnet International N.V.                                                 Belgium
INnet Luxembourg S.A.                                                  Luxembourg
INnet N.V.                                                               Belgium
INnet Netherlands                                                      Netherlands
Institutional Communications Company                                    Virginia
Intelligent Investment Partners, Inc.                                   Delaware
Internet Connect Centre B.V.                                           Netherlands
InterNLnet B.V.  (50)                                                  Netherlands
J.B. Telecom, Inc.                                                      Missouri
Jones Lightwave of Denver, Inc.                                         Colorado

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
Kanas Telecom, Inc. (85%)                                                Alaska
Long Island Choice Television, Inc.                                     Delaware
Long Island License II, Inc.                                            Delaware
Long Island License, Inc.                                               Delaware
M.K. International SA                                                    France
Marconi Telegraph Cable Company, Inc.                                   New York
McCourt Cable and Communications Ltd                                 United Kingdom
MCI (CIS) LLC                                                            Russia
MCI Bolivian Investments Company S.A.                                    Bolivia
MCI Canada, Inc.                                                        Delaware
MCI Communications Corporation                                          Delaware
MCI Employee Services, Inc.                                             Delaware
MCI Equipment Acquisition Corporation                                   Delaware
MCI Finance Limited                                                  United Kingdom
MCI Galaxy III Transponder Leasing, Inc.                                Delaware
MCI Global Access Corporation                                           New York
MCI Global Support Corporation                                          Delaware
MCI Global Ventures, B.V.                                              Netherlands
MCI Internacional Guatemala, Sociedad Anonima                        Guatemala City
MCI International (Argentina) S.A.                                      Argentina
MCI International (Belgium) S.A./N.V.                                    Belgium
MCI International (Chile) S.A.                                            Chile
MCI International (Columbia) Ltda.                                      Columbia
MCI International (Deutschland) GmbH                                     Germany
MCI International (France) S.A.R.L.                                      France
MCI International (Ireland) Limited                                      Ireland
MCI International (Italy) S.R.L.                                          Italy
MCI International (Japan) Co., Ltd.                                       Japan
MCI International (Portugal) Telecomunicacoes, Lda.                     Portugal
MCI International (Sweden) AB                                            Sweden
MCI International de Venezuela, S.A.                                    Venezuela

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
MCI International Panama, S.A.                                           Panama
MCI International Services, L.L.C.                                      Delaware
MCI International Telecommunications Corporation                        Delaware
MCI International Telecomunicacoes do Brasil Ltda.                       Brazil
MCI International, Inc.                                                 Delaware
MCI Investments Holdings, Inc.                                          Delaware
MCI Management Services, Inc.                                           Delaware
MCI Network Technologies, Inc.                                          Delaware
MCI Omega Properties, Inc.                                              Delaware
MCI Payroll Services, LLC                                               Delaware
MCI Research, Inc.                                                      Delaware
MCI Solutions Telecomunicacoes LTDA.                                     Brazil
MCI Systemhouse L.L.C.                                                  Delaware
MCI Telecommunications (Israel) Ltd.                                     Israel
MCI Telecommunications (South Africa) (Proprietary) Limited           South Africa
MCI Telecommunications Ltd                                           United Kingdom
MCI Transcon Corporation                                                Delaware
MCI Transponder Leasing, Inc.                                           Delaware
MCI Videocom, Inc.                                                      Delaware
MCI Wireless, Inc.                                                      Delaware
MCI WorldCom (Ireland) Limited                                           Ireland
MCI WorldCom (Spain), S.A.                                                Spain
MCI WorldCom A.G.                                                      Switzerland
MCI WorldCom AS                                                          Norway
MCI WorldCom Asia Pacific Limited                                    Cayman Islands
MCI WorldCom Asia Pte. Limited                                          Singapore
MCI WorldCom Australia Pty Limited                                      Australia
MCI WorldCom B.V.                                                      Netherlands
MCI WORLDCOM Brands, L.L.C.                                             Delaware
MCI WORLDCOM Brazil LLC                                                 Delaware
MCI WORLDCOM Brooks Telecom, LLC                                        Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
MCI WORLDCOM Capital Management Corporation                             Delaware
MCI WORLDCOM Capital Management Partners                                Delaware
MCI WorldCom Communications (Ireland) Limited                            Ireland
MCI WorldCom Communications Japan Ltd.                                    Japan
MCI WORLDCOM Communications of Virginia, Inc.                           Virginia
MCI WORLDCOM Communications, Inc.                                       Delaware
MCI WorldCom Deutschland GmbH                                            Germany
MCI WORLDCOM Financial Management Corporation                           Delaware
MCI WorldCom Finland Oy                                                  Finland
MCI WorldCom Global Networks Limited                                     Bermuda
MCI WORLDCOM Global Networks U.S., Inc.                                 Delaware
MCI WorldCom Holding B.V.                                              Netherlands
MCI WorldCom Holding France                                              France
MCI WorldCom India Private Limited                                        India
MCI Worldcom International (Hungary) Telecommunications Ltd.             Hungary
MCI WORLDCOM International, Inc.                                        Delaware
MCI WorldCom Japan Limited                                                Japan
MCI WorldCom Korea Limited                                                Korea
MCI WorldCom Limited                                                 United Kingdom
MCI WorldCom Malaysia SDN.BHD                                           Malaysia
MCI WorldCom Management Company, Inc.                                   Delaware
MCI WORLDCOM MFS Telecom, LLC                                           Delaware
MCI WORLDCOM Network Services of Virginia, Inc.                         Virginia
MCI WORLDCOM Network Services, Inc.                                     Delaware
MCI WorldCom New Zealand Limited                                       New Zealand
MCI WorldCom Peru SRL                                                     Peru
MCI WorldCom Philippines, Inc.                                         Philippines
MCI WORLDCOM Receivables Corporation                                    Delaware
MCI WorldCom S.A.                                                        France
MCI WorldCom S.p.A.                                                       Italy
MCI WORLDCOM Synergies Management Company, Inc. (89.5%)                 Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
MCI WorldCom Taiwan Co. Ltd.                                           Taiwan, ROC
MCI WorldCom Telecommunication Services
  Austria Gesellschaft m.b.H.                                            Austria
MCI WorldCom Telecommunications (Hellas)
  Single-Member Limited Liability Company                                Greece
MCI WorldCom Telecommunications (Czech Republic), s.r.o.             Czech Republic
MCI WorldPhone Limited                                               United Kingdom
MCI/OTI Corporation                                                     Delaware
MCI-CIS                                                                  Russia
MCImetro Access Transmission Services LLC                               Delaware
MCImetro Access Transmission Services of Virginia, Inc.                 Virginia
MEDUSA Beteiligungsverwaltungs-Gesellschaft Nr. 32 mbH                   Germany
Memphis Choice Television, Inc.                                         Delaware
Memphis License II, Inc.                                                Delaware
Memphis License, Inc.                                                   Delaware
Metrex Corporation                                                       Georgia
MetroCable, Inc.                                                          Ohio
Metropolitan Fiber Systems of Alabama, Inc.                             Delaware
Metropolitan Fiber Systems of Arizona, Inc.                             Delaware
Metropolitan Fiber Systems of Baltimore, Inc.                           Delaware
Metropolitan Fiber Systems of California, Inc.                          Delaware
Metropolitan Fiber Systems of Columbus, Inc.                            Delaware
Metropolitan Fiber Systems of Connecticut, Inc.                         Delaware
Metropolitan Fiber Systems of Dallas, Inc.                              Delaware
Metropolitan Fiber Systems of Delaware, Inc.                            Delaware
Metropolitan Fiber Systems of Denver, Inc.                              Delaware
Metropolitan Fiber Systems of Detroit, Inc.                             Delaware
Metropolitan Fiber Systems of Florida, Inc.                             Delaware
Metropolitan Fiber Systems of Hawaii, Inc.                              Delaware
Metropolitan Fiber Systems of Houston, Inc.                             Delaware
Metropolitan Fiber Systems of Indianapolis, Inc.                        Delaware
Metropolitan Fiber Systems of Iowa, Inc.                                Delaware
Metropolitan Fiber Systems of Kansas City, Missouri, Inc.               Missouri

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
Metropolitan Fiber Systems of Kansas, Inc.                              Delaware
Metropolitan Fiber Systems of Kentucky, Inc.                            Delaware
Metropolitan Fiber Systems of Massachusetts, Inc.                       Delaware
Metropolitan Fiber Systems of Minneapolis/St. Paul, Inc.                Delaware
Metropolitan Fiber Systems of Nebraska, Inc.                            Delaware
Metropolitan Fiber Systems of Nevada, Inc.                              Delaware
Metropolitan Fiber Systems of New Hampshire, Inc.                     New Hampshire
Metropolitan Fiber Systems of New Jersey, Inc.                          Delaware
Metropolitan Fiber Systems of New Orleans, Inc.                         Delaware
Metropolitan Fiber Systems of New York, Inc.                            Delaware
Metropolitan Fiber Systems of North Carolina, Inc.                      Delaware
Metropolitan Fiber Systems of Ohio, Inc.                                Delaware
Metropolitan Fiber Systems of Oklahoma, Inc.                            Delaware
Metropolitan Fiber Systems of Oregon, Inc.                              Delaware
Metropolitan Fiber Systems of Philadelphia, Inc.                        Delaware
Metropolitan Fiber Systems of Pittsburgh, Inc.                          Delaware
Metropolitan Fiber Systems of Rhode Island, Inc.                        Delaware
Metropolitan Fiber Systems of Seattle, Inc.                             Delaware
Metropolitan Fiber Systems of St. Louis, Inc.                           Missouri
Metropolitan Fiber Systems of Tennessee, Inc.                           Delaware
Metropolitan Fiber Systems of Virginia, Inc.                            Delaware
Metropolitan Fiber Systems of Wisconsin, Inc.                           Delaware
Metropolitan Fiber Systems/McCourt, Inc.                                Delaware
Metropolitan Satellite Corp.                                              Ohio
MFS CableCo U.S., Inc.                                                  Delaware
MFS Communications GmbH                                                  Germany
MFS Communications of Canada, Inc.                                       Canada
MFS Communications SA                                                    France
MFS Datanet, Inc.                                                       Delaware
MFS Foreign Personnel, Inc.                                            California
MFS Globenet, Inc.                                                      Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
MFS International Holdings, L.L.C.                                      Delaware
MFS Network Technology Ltd                                           United Kingdom
MFS Telecom, Inc.                                                       Delaware
MFS Telephone of Missouri, Inc.                                         Missouri
MFS Telephone of New Hampshire, Inc.                                  New Hampshire
MFS Telephone of Virginia, Inc.                                         Virginia
MFS Telephone, Inc.                                                     Delaware
MFS/C-TEC                                                               Delaware
MFSA Holding, Inc.                                                      Delaware
Military Communications Center, Inc.                                    Delaware
MK International AS                                                      Norway
MK International A/S                                                     Denmark
MK International Limited New Zealand                                   New Zealand
MK International Ltd                                                 United Kingdom
MK International Project Management Pte Limited                         Singapore
MK International Project Management Pty Limited                         Australia
MK International Project Management S.L.                                  Spain
MK International Projekt Menedzsment Kft.                                Hungary
MK International S.A.                                                  Luxembourg
MK International S.r.l.                                                   Italy
MK International s.r.o                                               Czech Republic
MK International Sp. z o.o.                                              Poland
MK International Telekommunikationsgesellschaf m.b.H.                    Austria
MKI Cellular Limited                                                 United Kingdom
MKI GmbH                                                                 Germany
MMDS Satellite Ventures, Inc. (50%)                                     Delaware
MobileComm Europe Inc.                                                  Delaware
Mtel (UK) Limited                                                          UK
Mtel American Radiodetermination Corporation                            Delaware
Mtel Asia, Inc.                                                         Delaware
Mtel Cellular, Inc.                                                     Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
Mtel Chile S.A.                                                           Chile
Mtel China, Inc.                                                       British VI
Mtel Columbia S.A.                                                      Colombia
Mtel Costa Rica S.A.                                                   Costa Rica
Mtel del Ecuador S.A.                                                    Ecuador
Mtel Digital Services, Inc.                                             Delaware
Mtel Dominicana, S.A. (50%)                                        Dominican Republic
Mtel Guatemala S.A. (50%)                                               Guatemala
Mtel International, Inc.                                                Delaware
Mtel Latin America, Inc.                                                Delaware
Mtel Microwave, Inc.                                                    Delaware
Mtel Service Corporation                                                Delaware
Mtel Space Technologies Corporation                                     Delaware
Mtel Technologies, Inc.                                                 Delaware
Mtel Uruguay S.A.                                                        Uruguay
N.C.S. Equipment Corporation                                            New York
N.V. WorldCom S.A. (50%)                                                 Belgium
NET TV Australia P/L                                                    Australia
networkMCI, Inc.                                                        Delaware
New England Fiber Communications L.L.C.                                 Delaware
New York Choice Television, Inc.                                        Delaware
New York License II, Inc.                                               Delaware
New York License, Inc.                                                  Delaware
NewSatCo Argentina S.R.L.                                               Argentina
Niskayuna Associates, Inc.                                              Delaware
Northeast Networks, Inc.                                                Delaware
Nova Cellular Co.                                                       Illinois
Nubal S.A.                                                               Uruguay
Onondaga Wireless, Inc.                                                 New York
Onteo Associates, Inc.                                                  New York
Overseas Telecommunications, Inc.                                       Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
OzEmail Fax Investments Pty Limited                                     Australia
OzEmail Pty Limited                                                     Australia
OzEmail Technologies Pty Limited                                        Australia
Pan Wireless Communications, Inc.                                       Delaware
PC License II, Inc.                                                     Delaware
PC License, Inc.                                                        Delaware
Philadelphia Choice Television, Inc.                                    Delaware
Phipps Wireless, Inc.                                                    Florida
Pittsburgh Choice Television, Inc.                                      Delaware
Pittsburgh License II, Inc.                                             Delaware
Pittsburgh License, Inc.                                                Delaware
Power Up Pty Limited                                                    Australia
Proceda Tecnologia e Informatica, S.A.                                   Brazil
PT MCI WorldCom Indonesia                                               Indonesia
Rochester Choice Television, Inc.                                       Delaware
Rochester License II, Inc.                                              Delaware
Rochester License, Inc.                                                 Delaware
SE Network Access Pty Limited                                           Australia
Shoals Wireless, Inc.                                                   Tennessee
SkyTel Communications, Inc.                                             Delaware
SkyTel Corp.                                                            Delaware
SkyTel Panama                                                            Panama
Skytel Payroll Services, LLC                                            Delaware
SkyTel Telecomunicaciones Argentina, S.A.                               Argentina
Southern Wireless Video, Inc.                                           Delaware
Southernnet of South Carolina, Inc.                                  South Carolina
Southernnet Systems, Inc.                                               Virginia
Southernnet, Inc.                                                        Georgia
Springfield Choice Television, Inc.                                     Delaware
Springfield License, Inc.                                               Delaware
Startel-Participacoes Ltda.                                              Brazil

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
SWCC, Inc.                                                               Georgia
Syracuse Choice Television, Inc.                                        Delaware
Syracuse License II, Inc.                                               Delaware
Syracuse License, Inc.                                                  Delaware
Telecom*USA, Inc.                                                       Delaware
Telecomunicaciones SkyTel C.A.                                          Venezuela
Teleconnect Company                                                       Iowa
Teleconnect Long Distance Services & Systems Co.                          Iowa
Telefonica Pan Americana MCI de Panama, S.A.                           Panama City
Telefonica Pan Americana MCI, BV                                       Netherlands
TelQuest Satellite Services LLC (56.68%)                                Delaware
Tenant Network Services, Inc.                                          California
The Public IP Exchange Limited                                             UK
TMC Communications, Inc.                                               California
Touch 1 Long Distance, Inc.                                              Alabama
TransCall America, Inc.                                                  Georgia
Tru Vision Wireless, Inc.                                               Delaware
Tru Vision-Chattanooga, Inc.                                            Delaware
Tru Vision-Flippin, Inc.                                                Delaware
Tru Vision-Gadsden, Inc.                                                Delaware
Tru Vision-Jacksonville, Inc.                                           Delaware
Tru Vision-Lawrenceburg, Inc.                                           Delaware
Tru Vision-Memphis, Inc.                                                Delaware
Tru-Vision-Huntsville, Inc.                                             Delaware
TTI National, Inc.                                                      Delaware
Unipalm Group plc                                                          UK
Unipalm Limited                                                            UK
USA AirLink, Inc.                                                       Delaware
USA Spectrum Holdings, Inc.                                             Delaware
USA Wireless Cable, Inc.                                                Nebraska
UUNET ApS                                                                Denmark

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
UUNET Argentina S.R.L.                                                  Argentina
UUNET Australia Ltd.                                                    Delaware
UUNET Austria GmbH                                                       Austria
UUNET Brasil L.T.D.A.                                                    Brazil
UUNET Caribbean, Inc.                                                   Delaware
UUNET Caribbean, Inc.                                                   Barbados
UUNET Czech, s.r.o.                                                  Czech Republic
UUNET Deutschland GmbH                                                   Germany
UUNET Development B.V.                                                 Netherlands
UUNET Equipment Singapore Pte. Ltd.                                     Singapore
UUNET European Operations Center B.V.                                  Netherlands
UUNET Finland OY                                                         Finland
UUNET France S.A.                                                        France
UUNET Hellas EPE (Greece)                                                Greece
UUNET Holding B.V.                                                     Netherlands
UUNET Holdings Australia Pty Ltd.                                       Australia
UUNET Holdings Corp.                                                    Delaware
UUNET Holdings GmbH                                                      Germany
UUNET Hong Kong Limited                                                 Hong Kong
UUNET Hungary Kft                                                        Hungary
UUNET International (Chile) Limitada                                      Chile
UUNET International Ltd.                                                Delaware
UUNET International Panama, S.A.                                         Panama
UUNET Ireland Limited                                                    Ireland
UUNET Israel Internet Service Provider Ltd.                              Isreal
UUNET Italia S.R.L.                                                       Italy
UUNET Japan, Inc.                                                         Japan
UUNET Japan Ltd.                                                        Delaware
UUNET Korea , Ltd.                                                        Korea
UUNET Malaysia Sdn. Bhd.                                                Malaysia
UUNET Mexico, S. de R. L. de C.V.                                        Mexico

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
UUNET Norway AS                                                          Norway
UUNET Payroll Services, LLC                                             Delaware
UUNET Peru S.r.l.                                                         Peru
UUNET Pipex B.V.                                                       Netherlands
UUNET Pipex Belgium, N.V.                                                Belgium
UUNET Polska Sp. z o.o.                                                  Poland
UUNET Portugal Sociedade Unipessoal Lda                                 Portugal
UUNET SA Pty Ltd                                                      South Africa
UUNET Schweiz GmbH                                                     Switzerland
UUNET Services Amsterdam B.V.                                          Netherlands
UUNET Services B.V.                                                    Netherlands
UUNET Singapore Pte. Ltd.                                               Singapore
UUNET Sweden AB                                                          Sweden
UUNET Taiwan Ltd.                                                        Taiwan
UUNET Technologies, Inc.                                                Delaware
UUNET Venezuela C.A.                                                    Venezuela
UUNET Vostok                                                       Russian Federation
UUSociedad Espanola de Servicios de Internet, UUNET, S.L.                 Spain
Valley Wireless Cable, Inc.                                            California
Virginia Metrotel, Inc.                                                 Virginia
Voyager NZ Limited                                                     New Zealand
Washington Choice Television, Inc.                                      Delaware
Washington License II, Inc.                                             Delaware
Washington License, Inc.                                                Delaware
Web Wide Media Pty Limited P/L                                          Australia
Western Business Network, Inc.                                         California
Winston-Choice License II, Inc.                                         Delaware
Winston-Choice License, Inc.                                            Delaware
Winston-Salem Choice Television, Inc.                                   Delaware
Wiregrass Cable Television, Inc.                                         Alabama
Wireless Enterprises LLC (75%)                                          Delaware

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
Wireless Media Services, Inc.                                           Delaware
Wireless One of Alabama Leasing Company, Inc.                            Alabama
Wireless One of Alabama, Inc.                                            Alabama
Wireless One of Arkansas Leasing Company, Inc.                          Delaware
Wireless One of Arkansas, Inc.                                          Delaware
Wireless One of Bryan, Texas, Inc. (80%)                                Delaware
Wireless One of Florida Leasing Company, Inc.                           Delaware
Wireless One of Florida, Inc.                                           Delaware
Wireless One of Georgia Leasing Company, Inc.                           Delaware
Wireless One of Georgia, Inc.                                           Delaware
Wireless One of Kentucky Leasing Company, Inc.                          Delaware
Wireless One of Kentucky, Inc.                                          Delaware
Wireless One of Louisiana Leasing Company, LLC                            Texas
Wireless One of Louisiana, LLC                                            Texas
Wireless One of Mississippi Leasing Company, Inc.                       Delaware
Wireless One of Natchez, Inc.                                           Delaware
Wireless One of North Carolina, L.L.C. (50%)                            Delaware
Wireless One of Tallahassee, Inc.                                       Delaware
Wireless One of Tennessee GP, Inc.                                      Delaware
Wireless One of Tennessee Leasing, LP                                   Tennessee
Wireless One of Tennessee, Inc.                                         Delaware
Wireless One of Texas GP, Inc.                                          Delaware
Wireless One of Texas Leasing, LP                                         Texas
Wireless One of Texas, Inc.                                             Delaware
Wireless One Operating Company, LLC                                       Texas
Wireless One PCS, Inc.                                                  Delaware
Wireless One, Inc.                                                      Delaware
Wireless Video Enhanced Services                                       California
Wireless Video Enterprises, Inc.                                       California
Wireless Video Services                                                California
WorldCom Advanced Network International Pty Ltd.                        Australia

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
WorldCom Advanced Networks AG                                          Switzerland
WorldCom Advanced Networks Consulting Limited                              UK
WorldCom Advanced Networks Hong Kong, Ltd.                              Hong Kong
WorldCom Advanced Networks Limited                                         UK
WorldCom Advanced Networks Services
  Integration Group Southwest, Inc.                                      Texas
WorldCom Aktiebolag                                                      Sweden
WorldCom Broadband Solutions, Inc.                                      Delaware
WorldCom Canada Ltd.                                                     Canada
WorldCom Caribbean, Inc.                                                New York
WorldCom Development S.A.                                                Belgium
WorldCom East, Inc.                                                     Delaware
WorldCom Federal Systems, Inc.                                          Delaware
WorldCom Funding Corporation                                            Delaware
WorldCom Holding (Hong Kong) Limited                                    Hong Kong
WorldCom ICC, Inc.                                                      Delaware
WorldCom International Data Services, Inc.                              Delaware
WorldCom International El Salvador, S.A. de C.V.                       El Salvador
WorldCom International Mobile Services LLC                              Delaware
WorldCom International Mobile Services, Inc.                            Delaware
WorldCom International, Inc.                                            Delaware
WorldCom Network Services Asia, Inc.                                      Korea
WorldCom Northern Limited                                            United Kingdom
WorldCom Overseas Holdings, Inc.                                        Delaware
WorldCom Payroll Services, LLC                                          Delaware
WorldCom Purchasing, LLC                                                Delaware
WorldCom Switzerland LLC                                                Delaware
WorldCom Telecommunications A/S                                          Denmark
WorldCom Ventures, Inc.                                                 Delaware
WorldCom West Indies Limited                                        Trinidad & Tobago
WorldCom Wireless (UK) Limited                                       United Kingdom
WorldCom Wireless Deutschland GmbH                                       Germany

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                 WORLDCOM, INC.
                                SUBSIDIARIES(1)

--------------------------------------------------------------------------------

                                                                     JURISDICTION OF
        NAME OF COMPANY(2)                                            INCORPORATION
        ------------------                                           ---------------
WorldCom Wireless Switzerland GmbH                                     Switzerland
WorldCom Wireless, Inc.                                                  Arizona
WorldCom, Inc. (Parent)                                                  Georgia

    (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

 (2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.